UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2026

AMERICAN SHARED HOSPITAL SERVICES
(Exact Name of Registrant as Specified in Its Charter)

California	1-08789	94-2918118
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

601 Montgomery Street, Suite 850
San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 788-5300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
American Shared Hospital Services Common Stock,	AMS	NYSE AMERICAN
No Par Value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2026, American Shared Hospital Services (the "Company"), held its annual meeting of shareholders (the “Annual Meeting”). As discussed in Item 5.07 of this Current Report on Form 8-K, the Company’s shareholders voted at the Annual Meeting to approve the Amendment and Restatement of the Company’s Incentive Compensation Plan (the “Incentive Plan”). For a summary of the material terms of the Incentive Plan and the purpose and effect of the Incentive Plan amendment, see “Proposal No. 3” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2026.

Item 5.07 Submission of Matters to a Vote of Securities Holders.

The Company held the Annual Meeting on June 24, 2026. There was present in person or by proxy at the Annual Meeting shareholders voting 4,490,690 shares that represented 67.75% of the 6,627,466 shares outstanding and entitled to vote at the meeting which represented a quorum. Set forth below are the final voting totals as provided by American Election Services, LLC, the independent inspector of elections for the Annual Meeting.

Proposal One: Election of Directors:

Nominee	For	Withheld	No Vote
Daniel G. Kelly, Jr.	2,372,253	420,123	1,698,314
Kathleen Miles	2,568,080	224,296	1,698,314
Raymond C. Stachowiak	2,568,376	224,000	1,698,314
Vicki L. Wilson	2,576,460	215,916	1,698,314

All four individuals were elected to serve on the Board of Directors until the next annual meeting of shareholders.

Proposal Two: Advisory Vote on the Company’s Executive Compensation.

There were 2,323,066 votes for, 455,680 votes against, 13,630 votes abstained, and 1,698,314 broker non-votes. The votes ‘for’ constituted a majority of those voting in person or by proxy on the proposal, and also represented at least a majority of the voting power required to constitute a quorum at the Annual Meeting.

Proposal Three: Approval of the Company’s Incentive Compensation Plan

The shareholders approved the Incentive Plan. There were 2,315,553 votes for, 466,750 votes against, 10,073 votes abstained, and 1,698,314 broker non-votes. The votes ‘for’ constituted a majority of those voting in person or by proxy on the proposal, and also represented at least a majority of the voting power required to constitute a quorum at the Annual Meeting.

Proposal Four: Ratification of Independent Registered Public Accounting Firm

There were 4,274,726 votes for, 197,844 votes against, 18,120 votes abstained, and no broker non-votes. The votes ‘for’ constituted a majority of those voting in person or by proxy on the proposal, and also represented at least a majority of the voting power required to constitute a quorum at the Annual Meeting. Therefore, the Company’s shareholders approved the ratification of the appointment of Baker Tilly US, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SHARED HOSPITAL SERVICES
(Registrant)

Dated: June 30, 2026	By:	/s/ Raymond C. Stachowiak
Raymond C. Stachowiak
Executive Chairman of the Board